THE PRUDENTIAL SERIES FUND

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Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

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INFORMATION STATEMENT

MARCH 3, 2006

To The Contract Owners:

At meetings of the Board of Trustees of The Prudential Series Fund, formerly The Prudential Series Fund, Inc. (the Company), on September 13, 2005 and December 1, 2005, the Trustees approved new subadvisory agreements for several of the Company’s portfolios: Equity Portfolio, Global Portfolio, SP T. Rowe Price Large Cap Growth Portfolio (formerly SP Alliance Bernstein Large Cap Growth Portfolio), SP Small Cap Value Portfolio (formerly SP Goldman Sachs Small Cap Value Portfolio) (together, the Portfolios). The parties to the subadvisory agreements are Prudential Investments LLC (PI, or the Manager) and, the following subadvisers:

Fund	New Adviser
Global Portfolio	William Blair & Company LLC LSV Asset Management T. Rowe Price Associates, Inc. (T. Rowe Price) Marsico Capital Management LLC
SP T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price
SP Small Cap Value Portfolio	Salomon Brothers Asset Management, Inc. (Salomon Brothers)
Equity Portfolio	Salomon Brothers

At the meetings, the Board reviewed and approved new subadvisory agreements with each Portfolio’s current subadviser(s). This information statement describes the circumstances surrounding the Trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as each Fund’s investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THE PRUDENTIAL SERIES FUND

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Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

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INFORMATION STATEMENT

MARCH 3, 2006

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the Equity Portfolio, Global Portfolio, SP T. Rowe Price Large Cap Growth Portfolio (formerly SP Alliance Bernstein Large Cap Growth Portfolio), SP Small Cap Value Portfolio (formerly SP Goldman Sachs Small Cap Value Portfolio) (together, the Portfolios), each a series of The Prudential Series Fund (PSF or the Company), formerly The Prudential Series Fund, Inc., pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits each Fund’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

The Company is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust.

The Company’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” PSF’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

The Company is providing this information statement to contract owners investing in each Fund as of December 5, 2005. This information statement relates to the approval by the Board of a new subadvisory agreement (the Subadvisory Agreement) dated as of December 2, 2005, between Prudential Investments LLC (PI, or the Manager) and each new subadviser with respect to the respective Portfolio, a copy of each of which agreement is attached hereto as Exhibit A. The subadvisers with new subadvisory agreements and other current subadvisers, as applicable, for each Portfolio are:

Fund	New Subadviser	Other Current Subadvisers
Global Portfolio	William Blair & Company LLC (William Blair) LSV Asset Management (LSV) T. Rowe Price Associates, Inc. (T. Rowe Price) Marsico Capital Management LLC (Marsico)	--
SP T. Rowe Price Large-Cap Growth Portfolio	T. Rowe Price	--
SP Small Cap Value Portfolio	Salomon Brothers Asset Management, Inc. (Salomon Brothers)	Goldman Sachs Asset Management L.P. (GSAM)
Equity Portfolio	Salomon Brothers	Jennison Associates LLC

With respect to Equity Portfolio, the Trustees approved a new subadvisory agreement with Salomon Brothers subsequent to a change in corporate ownership. Upon the termination of GE Asset Management Inc. (GEAM) as subadviser to the Portfolio on December 2, 2005, the assets of the Equity Portfolio were reallocated between Salomon Brothers and Jennison. William Blair, LSV, Marsico, and T. Rowe Price serve as subadvisers to the Global Portfolio, subsequent to the termination of Jennison on December 2, 2005. T. Rowe Price serves as subadviser to the SP T. Rowe Price Large Cap Growth Portfolio, replacing Alliance Capital Management (Alliance), which was terminated on December 2, 2005. Salomon Brothers joined GSAM as subadviser to the SP Small Cap Value Portfolio. Salomon Brothers, William Blair, LSV, Marsico and T. Rowe Price are each referred to as a New Subadviser, and, together, as the New Subadvisers. The current subadvisory agreements with GSAM and Jennison were last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), at meetings of the Board on June 8, 2005.

The Portfolios will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or about March 3, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Company’s Manager under a management agreement dated as of May 1, 2003. PI is a wholly-owned subsidiary of PIFM Holdco, Inc. which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102-4077. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately $94.9 billion. Information concerning the Company’s current management arrangements can be found in Exhibit B.

Annual and Semi-Annual Reports

Each Portfolio’s annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Portfolio receives contrary instructions from one or more of the contract owners. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Portfolio is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At Board meetings held on September 13, 2005 and December 1, 2005, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements and the recommendation by the Manager to add each new subadviser as a subadviser to the applicable Portfolio.

The Trustees decided at a Board meeting on June 8, 2005 to reallocate Equity Portfolio’s assets from GEAM to Salomon Brothers and Jennison subsequent to the termination of GEAM, which occurred on December 2, 2005. The Board determined to terminate GEAM and reallocate the assets previously managed by GEAM to Salomon Brothers after PI informed the Board of GEAM’s underperformance relative to peers, and its overlapping role with the current subadvisers. Consequently, PI recommended that the Board terminate GEAM and approve the reallocation of the Portfolio’s assets between Salomon Brothers and Jennison. Subsequent to a corporate restructuring, at the September 13, 2005 Board meeting, the Trustees approved a new subadvisory agreement with respect to Salomon Brothers that is identical in all material respects to the agreement approved by the Board in June 2005.

The Trustees decided to appoint William Blair, LSV, Marsico and T. Rowe Price as subadvisers to Global Portfolio subsequent to the termination of Jennison on December 2, 2005, after PI informed the Board of the absolute and risk adjusted underperformance of Jennison. PI recommended that the Board approve the Subadvisory Agreements with William Blair, LSV, Marsico and T. Rowe Price and that the Portfolio’s assets be reallocated among these New Subadvisers.

The Trustees decided to appoint T. Rowe Price as subadviser to SP T. Rowe Price Large Cap Growth Portfolio subsequent to the termination of Alliance, which occurred on December 2, 2005, after PI informed the Board of Alliance’s persistent underperformance relative to peers’ and index. Consequently, PI recommended that the Board approve the Subadvisory Agreement with T. Rowe Price and that the Portfolio’s assets be reallocated to T. Rowe Price.

The Trustees decided at the June 8, 2005 Board meeting to appoint Salomon Brothers as a subadviser to the SP Small Cap Value Portfolio after GSAM informed PI that they were approaching the maximum level of assets that they could efficiently manage under current market conditions. Consequently, PI recommended that the Board approve a new Subadvisory Agreement with Salomon Brothers and that the Portfolio’s assets be reallocated between GSAM and

Salomon Brothers. Subsequent to a corporate restructuring, at the September 13, 2005 Board meeting, the Trustees approved a new subadvisory agreement with respect to Salomon Brothers that is identical in all material respects to the agreement approved by the Board in June 2005.

The terms and conditions of the new Subadvisory Agreements are substantially similar to those of any subadvisory agreements with that Portfolio’s current or prior subadvisers, as applicable, except that the fee rate to be charged by the New Subadvisers under the Subadvisory Agreements differs from the fee rates charged by current or prior subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for a description of the fees paid to other subadvisers. The Manager, not the Portfolios, pays the advisory fee to the New Subadvisers. Therefore, the addition of a New Subadviser, or the reallocation of assets among existing subadvisers, does not result in any change in advisory fees paid by each Portfolio. A copy of the Subadvisory Agreements is attached as Exhibit A to this Information Statement.

Under each Subadvisory Agreement, each New Subadviser renders investment advice to the applicable Portfolio in accordance with the investment objective and policies of the Portfolio as established by its Board, and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of the Portfolio’s Manager.

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.

Board Consideration of Subadvisory Agreements

The Board of Trustees oversees the management of each of the Portfolios, and, as required by law, is responsible for the approval of the Portfolio’s investment advisory agreements. At meetings held on September 13, 2005 and December 1, 2005, the Board met and approved new investment agreements for the Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Equity Portfolio and SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

At its June 2005 meeting, the Board approved Salomon Brothers as an additional subadviser for the SP Small Cap Value Portfolio, to join the Portfolio’s existing subadviser, GSAM. At the same meeting, as part of its annual approval of existing investment advisory agreements, the Board re-approved an existing subadvisory agreement with Salomon Brothers pursuant to which Salomon Brothers served as a subadviser for the Equity Portfolio. Thereafter, Salomon Brothers’s corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup’s worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the 1940 Act), the change in corporate ownership of Salomon Brothers is treated as a “change in control” resulting in an “assignment” of Salomon Brothers’s subadvisory agreements. Pursuant to the 1940 Act and the terms of the subadvisory agreements, the subadvisory agreements approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved new subadvisory agreements with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreements were identical in all material respects to the agreements approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreements with Salomon Brothers, it considered PI’s representation that the information it had reviewed when considering the subadvisory agreements earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers were contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreements, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the subadvisory agreements with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Equity Portfolio under the existing subadvisory agreement and the services that would be provided to the SP Small Cap Value Portfolio by Salomon Brothers under the new subadvisory agreement. The Board noted that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers was required under both agreements to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers’ portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers’ organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services currently provided by Salomon Brothers to the Equity Portfolio, and the services anticipated to be provided to the SP Small Cap Value Portfolio by Salomon Brothers, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreement should equal the quality of similar services provided by Salomon Brothers.

Performance of Equity Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year time period and performance that was in the first quartile over three-year and five-year time periods in relation to a group of comparable mutual funds (the Peer Group). The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that the Portfolio outperformed in comparison to its benchmark index over the same one-year and three-year time periods, and that the Portfolio’s performance was above the median performance of the other mutual funds included in the Peer Group over the same time periods. The Board also reviewed the performance of each “sleeve” of the Portfolio managed by Jennison Associates LLC and Salomon Brothers. The Board determined that the Portfolio’s performance was satisfactory.

Performance of SP Small Cap Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe.

While expressing the view that the Portfolio’s performance had been disappointing, the Board noted that the Manager had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio’s performance since GSAM assumed responsibility for managing the Portfolio in January 2004 was only slightly below the median performance of the mutual funds included in the Peer Group. In light of this, the Board concluded that it was reasonable to allow GSAM to continue to create a performance record against which GSAM should be evaluated, to approve the continuance of the GSAM subadvisory agreement and to continue to monitor the situation.

The Board further noted that, pursuant to a recommendation from the Manager, a new subadvisory agreement with Salomon Brothers had been approved because GSAM was expected to approach its capacity limits in the near future. The Board received and considered information regarding the performance of other investment companies managed by

Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates. The Board considered the subadvisory fee received by Salomon Brothers under the Equity Portfolio subadvisory agreement as well as the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement with respect to the SP Small Cap Value Portfolio, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolios. As a result of the above considerations, the Board concluded that Salomon Brothers’ existing and proposed subadvisory fee rates under the agreements were reasonable.

Subadviser’s Profitability. Because the engagement of Salomon Brothers for the SP Small Cap Value Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the SP Small Cap Value Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio’s assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time.

The Board noted that the subadvisory fee rate for the Equity Portfolio does contain a breakpoint that reduces the fee rate on assets above a specified level.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers’ relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Information Concerning Salomon Brothers

Salomon Brothers Asset Management, Inc. was established in 1987 and, together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. Salomon Brothers’s principal address is 399 Park Avenue. New York, New York 10022. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., a financial services holding company, has its principal executive offices at 100 Light Street, Baltimore, Maryland 21202. Salomon Brothers had $88,570 million in assets under management as of December 31, 2005. Exhibit C contains information about the other mutual funds managed by Salomon Brothers with investment objectives and strategies similar to those of the Equity Portfolio and SP Small Cap Value Portfolio, for each of which Salomon Brothers serves as a subadviser. Exhibit C also lists the principal executive officers and directors of Salomon Brothers.

Global Portfolio

At a regular in-person meeting of the Board at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered whether the approval of the Subadvisory Agreements with each of William Blair, LSV, Marsico and T. Rowe Price was in the best interests of the Portfolio and its investors. Before approving each Subadvisory Agreement, and in advance of the meeting, the Board considered information provided by PI throughout the year at regular Board meetings and reviewed performance, compliance and organizational materials regarding each subadviser. The Board also received formal presentations from PI at the June 2005 meeting. Representatives of each New Subadviser participated in the discussions with the Board at the meeting.

In making the determination to appoint each New Subadviser, the Board, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadvisers under the current subadvsiory agreements and those that would be provided to the Fund by the New Subadvisers under each new Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that each of the subadvisers are required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of each New Subadviser’s portfolio management team. The Board met in person with representatives of each New Subadviser and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Fund. The Board was also provided with information pertaining to each New Subadviser’s organizational structure, senior management, investment operations, and other relevant information pertaining to the New Subadvisers. The Board noted that it received a favorable compliance report from the Company’s Chief Compliance Officer (CCO) as to each of the New Subadvisers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Fund by the New Subadvisers and that there was a reasonable basis on which to conclude that the equality of investment subadvisory services to be provided by the New Subadvisers under each new Subadvisory Agreement should equal the quality of similar services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of Global Portfolio

The Board received and considered information about the Fund’s historical performance for the period ending December 31, 2004, noting that that the Fund’s net performance was in the third quartile for the previous three-year period and that the Fund underperformed 8 out of the last 12 quarters, attributable to poor stock and sector selection, in relation to a group of comparable mutual funds (the Peer Group). The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the areas of expertise for each of William Blair, LSV, Marsico and T. Rowe price: namely, the selection of international growth stocks, international value stocks, domestic growth stocks and domestic value stocks, respectively. The Board noted that each New Subadviser had maintained top tier performance in managing other funds also using its particular stock selection expertise and had generally outperformed the various applicable benchmarks over the same time period.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by PI to each subadviser under the proposed new subadvisory agreements, which called for a fee rates as follows:

Fund	Subadviser	Fee Rate
Global Portfolio	William Blair [1] LSV[2] Marsico[3] T. Rowe Price

0.30 of average daily net assets to $500 million; 0.25% of average daily net assets from $500 million to $1 billion; and 0.20% of average daily net assets over $1 billion

0.45% of average daily net assets to $150 million; 0.425% of average daily net assets from $150 million to $300 million; 0.40% of average daily net assets from $300 million to $450 million; 0.375% of average daily net assets from $450 million to $750 million; and 0.35% of average daily net assets over $750 million.

0.45% of average daily net assets

0.40% of average daily net assets to $250 million; 0.375% on average daily net assets from $250 million to $500 and 0.35% on average daily net assets over $500 million.

1 For purposes of calculating the fee payable to William Blair, the assets managed by William Blair in the Global Portfolio will be aggregated with the assets managed by William Blair in the SP William Blair International Equity Portfolio, in the SP William Blair International Growth Portfolio, and in any other portfolio subadvisers advised by William Blair on behalf of PI.

2 For purposes of calculating the fee payable to LSV, the assets managed by LSV in the Global Portfolio will be aggregated with the assets managed by LSV in the SP LSV International Value Portfolio, in the AST International Value Portfolio of American Skandia Trust, and in any other portfolio subadvised by LSV on behalf of PI.

3 Marsico has voluntarily agreed to waive the portion of its fees that exceeds the following: 0.40% of the combined average daily net assets to $1.5 billion; and 0.35% of average daily net assets over $1.5 billion; of (i) the portion of the Global Portfolio that Marsico manages; (ii) the AST Marsico Capital Growth Portfolio, and (iii) the series of Strategic Partners Mutual Funds, Inc. (formerly American Skandia Advisor Funds, Inc.) that is managed by Marsico and identified by an Investment Manager and Marsico as being similar to the portion of the Global Portfolio managed by Marsico.

The Board also considered, among other things, the fee rates payable to each New Subadviser by other comparable funds for which the New Subadvisers serve as subadviser, as listed in Exhibit C. As a result of the above considerations, the Board concluded that each New Subadviser’s proposed subadvisory fee rate under the subadvisory agreement was reasonable.

Subadviser’s Profitability

Because the engagement of William Blair, LSV, Marsico and T. Rowe Price is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays each of the subadvisory fees, and therefore a change in the subadvisory fees would not change the fees paid by the Fund. Instead, any increase or decrease would increase or decrease, as applicable, the net fee retained by the Manager. The Board noted that it reviews the Manager’s profitability in connection with its annual review of advisory agreements.

Economies of Scale

The Board noted that the subadvisory fee rates for the Global Portfolio contain breakpoints that reduce the fee rate on assets above a specified level.

Other Benefits to each New Subadviser or Its Affiliates

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of William Blair, LSV, Marsico or T. Rowe Price and their affiliates as a result of each New Subadviser’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those benefits generally derived by investment managers and subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of the William Blair, LSV, Marsico and T. Rowe Price and unanimously approved the Subadvisory Agreements.

Information Concerning William Blair

William Blair & Company LLC is an independent investment management firm that is 100% owned by active employees. The Investment Management division is located at 222 W. Adams Street, Chicago IL 60606. As of December 31, 2005, William Blair had $33,586.6 million in assets under management. Exhibit C contains information about the other mutual funds managed by William Blair with investment objectives and strategies similar to those of the Global Portfolio. Exhibit C also lists the principal executive officers and directors of William Blair.

Information Concerning LSV

LSV Asset Management is located at 1 North Wacker Drive, Chicago, Illinois 60606. The five general partners with the largest ownership interest in LSV are Lakonishok Corp., Vishny Corp., Menno LLC and Lacroix LLC, each of which is controlled by an officer of LSV, and SEI Funds, Inc., which is a Delaware corporation. The business address of SEI Funds, Inc. is 1 Freedom Valley Road, Oaks, Pennsylvania, 19456. SEI Funds, Inc. is a wholly-owned subsidiary of SEI Investments Company, a publicly traded company. As of December 31, 2005. LSV held $51.8 billion in assets under management. Exhibit C contains information about the other mutual funds managed by LSV with investment objectives and strategies similar to those of the Global Portfolio. Exhibit C also lists the principal executive officers and directors of LSV.

Information Concerning Marsico

Marsico Capital Management LLC is a subsidiary of Marsico Management Holdings, LLC (MMH), which maintains its principal executive office at 1200 17th Street, Suite 1600, Denver, CO 80202. MMH also owns Marsico Fund Advisors, LLC, located at 1200 17th Street, Suite 1600, Denver, CO 80202, a Delaware limited liability company that serves as general partner to a private fund advised by Marsico. MMH is a subsidiary of Bank of America, N.A. and NB Holdings Corporation, which maintain their principal executive offices at 100 North Tyron Street, Charlotte, NC 28255. Bank of America Corporation, with principal executive offices also at 100 North Tyron Street, Charlotte, NC 28255, is Marsico’s ultimate parent company. As of December 31, 2005, Marsico held $63 billion in assets under management. Exhibit C contains information about the other mutual funds managed by Marsico with investment objectives and strategies similar to those of the Global Portfolio. Exhibit C also lists the principal executive officers and directors of Marsico.

Information Concerning T. Rowe Price

T. Rowe Price Group, Inc., a publicly-traded financial services holding company, owns 100% of the stock of T. Rowe Price Associates, Inc. and all of its other subsidiaries.  Price Group is traded on the NASDAQ (TROW) and is included in the S&P 500 Index.  T. Rowe Price is located at 100 East Pratt Street Baltimore, MD 21202. As of December 31, 2005, T Rowe Price had $269.5 billion in assets under management. Exhibit C contains information about the other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of the Global Portfolio. Exhibit C also lists the principal executive officers and directors of T. Rowe Price.

SP T. Rowe Price Large-Cap Growth Portfolio

At a regular in-person meeting of the Board at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered whether the approval of the Subadvisory Agreement with T. Rowe Price was in the best interests of the Portfolio and its investors. Before approving the Subadvisory Agreement, and in advance of the meeting, the Board considered information provided by PI throughout the year at regular Board meetings and reviewed performance, compliance and organizational materials regarding each subadviser. The Board also received formal presentations from PI at the June 2005 meeting. Representatives of T. Rowe Price participated in the discussions with the Board at the meeting.

In making the determination to appoint T. Rowe Price, the Board, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by the existing subadviser under the current subadvisory agreement and those that would be provided to the Fund by T. Rowe Price under the new Subadvisory Agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that each of the subadvisers are required to provide day-to-day portfolio management services and comply with all of the Portfolio’s policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of T. Rowe Price’s portfolio management team. The Board met in person with representatives of T. Rowe Price and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to T. Rowe Price’s organizational structure, senior management, investment operations, and other relevant information pertaining to T. Rowe Price. The Board noted that it received a favorable compliance report from the Company’s Chief Compliance Officer (CCO) as to T. Rowe Price.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by T. Rowe Price and that there was a reasonable basis on which to conclude that the equality of investment subadvisory services to be provided by T. Rowe Price under the new Subadvisory Agreement should equal the quality of similar services provided by the existing subadviser under the existing subadvisory agreement.

Performance of SP T. Rowe Price Large-Cap Growth Portfolio

The Board received and considered information about the Fund’s historical performance for the period ending December 31, 2004, noting that the Fund’s net performance was in the fourth quartile for the one and three-year periods, in relation to a group of comparable mutual funds (the Peer Group), which was attributable to Alliance’s poor stock selection and overweighting of sector investments. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

The Board received and considered information regarding the performance of other investment companies managed by T. Rowe Price utilizing an investment style and strategy similar to that of the SP T. Rowe Price Large Cap Growth Portfolio, noting that T. Rowe had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate

The Board considered the proposed subadvisory fee rate payable by PI to T. Rowe Price under the proposed new subadvisory agreement, which called for a fee rates as follows: 0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million; and 0.35% of average daily net assets over $500 million. For purposes of calculating the fee payable to T. Rowe Price, the assets of the SP T. Rowe Price Large Cap Growth Portfolio managed by T. Rowe Price will be combined with the assets of the AST T. Rowe Price Large Cap Growth Portfolio of American Skandia Trust managed by T. Rowe Price.

The Board also considered, among other things, the fee rates payable to T. Rowe Price by other funds for which T. Rowe Price serves as subadviser. As a result of the above considerations, the Board concluded that T. Rowe Price’s proposed subadvisory fee rate under the subadvisory agreement was reasonable.

Subadviser’s Profitability

Because the engagement of T. Rowe Price is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays each of the subadvisory fees, and therefore a change in the subadvisory fees would not change the fees paid by the Portfolio. Instead, any increase or decrease would increase or decrease, as applicable, the net fee retained by the Manager. The Board noted that it reviews the Manager’s profitability in connection with its annual review of advisory agreements.

Economies of Scale

The Board noted that the overall advisory fee paid by the Portfolio includes breakpoints that reduce the fee rate on assets above specified levels. The Board noted that it reviews economies of scale and breakpoints in connection with its annual review of advisory agreements.

Other Benefits to T. Rowe Price or Its Affiliates

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by T. Rowe Price and its affiliates as a result of T. Rowe Price’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by T. Rowe Price included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those benefits generally derived by investment managers and subadvisers to mutual funds.

The Board concluded that these reasons supported its selection of T. Rowe Price and unanimously approved the Subadvisory Agreement.

Information Concerning T. Rowe Price

T. Rowe Price Group, Inc., a publicly-traded financial services holding company, owns 100% of the stock of T. Rowe Price Associates, Inc. and all of its other subsidiaries.  Price Group is traded on the NASDAQ (TROW) and is included in the S&P 500 Index.  T. Rowe Price is located at 100 East Pratt Street Baltimore, MD 21202. As of December 31, 2005, T. Rowe Price had $269.5 billion in assets under management. Exhibit C contains information about the other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of the SP T. Rowe Price Large-Cap Value Portfolio. Exhibit C also lists the principal executive officers and directors of T. Rowe Price.

Terms of the Subadvisory Agreements

The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copy of the Subadvisory Agreements attached as Exhibit A to this information statement.

Under each Subadvisory Agreement, the subadviser is compensated by the Manager (and not the Portfolio) for the portion of assets it manages at the annual rates listed above for each Portfolio.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, the New Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, the New Subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Portfolio’s management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective Subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the Subadvisory Agreement.

Each Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadvisers will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Shareholder Proposals

As a Delaware statutory trust, the Company is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Company’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Portfolio must be received by the Portfolio a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Portfolio’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: March 3, 2006

EXHIBIT A

The Prudential Series Fund, Inc.

Global Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 2nd day of December 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information as provided to the Subadviser (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund’s custodian or Manager shall be responsible for the daily investment of the Fund’s uninvested cash assets in cash equivalents.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser covenants to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including but not limited to Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Funds, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) in accordance with the policies with respect to brokerage as set forth in the Fund’s Prospectus, the Subadviser’s policies and procedures, or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to seeking best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the portion of the Fund managed by the Subadviser and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Fund’s custodian or the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions and portfolio holdings, in such reasonable form and frequency as may be mutually agreed upon from time to time by the parties. The Subadviser agrees to review the portion of the Fund managed by Subadviser and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser’s portion of the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV Part II as deemed to be filed with the Securities and Exchange Commission (the Commission).

(x) Subadviser will at no time have custody or physical control of the securities, cash, or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by a subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing its portion of the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it has, and covenants that it shall maintain, adequate compliance policies and procedures to ensure compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager, upon reasonable request, information relating to the Fund that is kept or maintained in connection with Subadviser's compliance policies and procedures.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s written proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager or as required by applicable law. It shall be the sole responsibility of the Fund, the Manager, or the custodian (and not the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund; provided, however, that the Subadviser shall use best efforts to forward to the Manager on a timely basis any claim forms received by the Subadviser that relate to any litigation by or on behalf of the Fund and that the Subadviser shall cooperate with the Manager’s reasonable requests in connection with such claim forms.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(f) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(g) The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(h) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the relevant portion of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. In the event the Subadviser reports to the Fund and the Manager a material violation of the Subadviser’s Code of Ethics, the Subadviser shall, upon request, also explain what actions, if any, the Subadviser has taken to ensure future compliance with its Code of Ethics. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund’s chief compliance officer (“CCO”) in preparing the CCO’s annual report to the Fund Board under Rule 38a-1. The Subadviser’s report will generally address matters such as the adequacy, design, and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them. 2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets, as determined by the Fund’s Custodian, as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the portion of the Fund managed by Subadviser or that such portion will match the performance of any benchmark, standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each of the Manager and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and the Subadviser in respect thereof; provided, however, that the Subadviser and the Manager may disclose information for operational, compliance, or risk management purposes or as otherwise appropriate for the Subadviser and the Manager to perform their respective duties.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 1200 17th Street, Suite 1600, Denver, Colorado 80202 Attn: Mary Watson.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to the reasonable and timely comments of the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended solely by mutual consent, but the consent of the Fund shall also be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:
Title:

MARSICO CAPITAL MANAGEMENT, LLC

By:	______________________________
Name:	Christopher J. Marsico
Title:	President

SCHEDULE A

The Prudential Series Fund, Inc.

As compensation for the services provided by Marsico Capital Management, LLC (“Marsico”) under this Agreement to the portfolio identified below (the “Portfolio”), Prudential Investments LLC (“Prudential”) will pay Marsico a monthly fee that is calculated based on the terms specified below. Capitalized terms used in Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

Global Portfolio of the Fund

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]

+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the portion of the Portfolio sub-advised by Marsico.

Sub-Advised Accounts means the following accounts advised or subadvised by Marsico for Prudential: (i) the portion of the Portfolio sub-advised by Marsico pursuant to this Agreement (Marsico Account No. 3140), (ii) the AST Marsico Capital Growth Portfolio and the Strategic Partners Capital Growth Fund (Marsico Account Nos. 3000 and 3100), (iii) each portion of each series of the Strategic Partners Asset Allocation Funds that is sub-advised by Marsico (Marsico Account Nos. 3110, 3120, and 3130), (iv) the portion of the Target Portfolio Trust Large Capitalization Growth Portfolio that is sub-advised by Marsico (Marsico Account No. 3010), and (v) other future large cap growth accounts under which Marsico provides substantially similar advisory or subadvisory services and which Marsico and Prudential mutually agree, in writing, may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated as of December 2, 2005.

THE PRUDENTIAL SERIES FUND, INC.

Global Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and LSV Asset Management (LSV or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated April 3, 2002, with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to it by Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund Prospectus.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Directors may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to seeking to secure best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change change in control (as defined in the 1940 Act) of the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at One North Wacker Drive, Suite 4000, Chicago, IL 60606.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	________________
Name:	________________
Title:	________________

LSV ASSET MANAGEMENT

By:	___________________
Name:	___________________
Title:	___________________

SCHEDULE A

THE PRUDENTIAL SERIES FUND, INC.

Global Portfolio

As compensation for services provided by LSV Asset Management, Prudential Investments LLC will pay LSV Asset Management a fee on the net assets managed by LSV Asset Management that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Global Portfolio

0.45% of average daily net assets to $150 million; 0.425% of average daily net assets from $150 million to $300 million; 0.40%of average daily net assets from $300 million to $450 million; 0.375% of average daily net assets from $450 million to $750 million; and 0.35% of average daily net assets over $750 million*

* For purposes of calculating the fee payable to LSV, the assets managed by LSV in the Global Portfolio will be aggregated with the assets managed by LSV in the SP LSV International Value Portfolio, in the AST LSV International Value Portfolio of American Skandia Trust, and in any other portfolio subadvised by LSV on behalf of PI.

Dated as of November 29, 2005.

The Prudential Series Fund, Inc.

Global Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and T. Rowe Price Associates, Inc. (T. Rowe Price or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times, with respect to the management of such portion of the Fund’s portfolio delegated to it by Manager, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by all applicable laws, rules, and regulations, including, without limitation, those under the 1940 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board such information relating to the Subadviser’s services under this Agreement as reasonably requested by the Manager and the Board pursuant to applicable law within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy upon request of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission)

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund; provided, that Subadviser is given the opportunity to take all steps that are reasonably necessary to protect the disclosure of confidential information of its other clients. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio provided that the Fund’s custodian has furnished such proxy materials and other items requiring a vote in a timely fashion to the Subadviser, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager as may be required from time to time in valuing securities of the Fund for which market quotations are not “readily available” within the meaning of applicable Commission guidance, including the provision of information known to the Subadviser related to the securities being valued. Manager acknowledges that the Subadviser is not the Fund’s pricing agent,

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager in such form as mutually agreed upon by the Subadviser and Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund as applicable to its duties as subadviser. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach by the Subadviser of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics; provided that the Subadviser may take steps that are reasonably necessary to preserve the confidentiality of its employees’ personal financial information in providing such reports to the Fund or the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A no later than the fifteenth (15th) business day immediately following the end of each calendar month. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement terminates before the end of any calendar month, the investment management fee for the period from the beginning of such month to the date of termination shall be prorated based on the full month in which such termination occurs. Manager will provide a worksheet with the monthly payment showing the average daily net assets and the calculation of the subadvisory fee.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement by the Fund with a successor Subadviser for all of the Fund’s assets.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 100 East Pratt Street, Baltimore, Maryland 21202.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell or recommend for purchase or sale, for the Fund any security which it, its affiliates, or employees may purchase or sell for the Subadviser’s account or such affiliates’ or employees’ own accounts or for the account of any other client of Subadviser.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery. The Manager will ensure that materials prepared by employees or agents of the Manager or its affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser as referenced in this section.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. All information, advice, board materials, reports and other materials furnished by one party to the other (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except to the Fund’s agents and except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders, or as may reasonably be requested by a regulator. In addition, Manager will take all steps reasonably necessary to ensure that their employees and affiliates who request portfolio information from Subadviser are appropriately authorized to receive such information under the Fund’s selective disclosure policies.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:
Title:

T. ROWE PRICE ASSOCIATES, INC.

By:	______________________________
Name:
Title:

SCHEDULE A

The Prudential Series Fund, Inc.

As compensation for services provided by T. Rowe Price Associates, Inc., Prudential Investments LLC will pay T. Rowe Price Associates, Inc. a fee on the net assets managed by T. Rowe Price Associates, Inc. that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Global Portfolio	0.40% on average daily net assets to $250 million; 0.375% on average daily net assets from $250 million to $500 million; and 0.35% on average daily net assets over $500 million.

Dated as of November 29, 2005.

THE PRUDENTIAL SERIES FUND, INC.

Global Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and William Blair & Company LLC (William Blair or the Subadviser), an Illinois limited liability company.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide Subadviser timely with copies of any updated Fund documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund’s Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i)  continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser’s services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 222 West Adams Street, Chicago, IL 60606.

6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

9. This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	________________
Name:	________________
Title:	________________

WILLIAM BLAIR & COMPANY LLC

By:	___________________
Name:	___________________
Title:	___________________

SCHEDULE A

THE PRUDENTIAL SERIES FUND, INC.

Global Portfolio

As compensation for services provided by William Blair, Prudential Investments LLC will pay William Blair a fee on the net assets managed by William Blair that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
Global	0.30% for first $500 million of average daily net assets; 0.25% for next $500 million of average daily net assets; 0.20% of average daily net assets over $1 billion[1]

Dated as of November 29, 2005.

_________________________

 For purposes of calculating the fee payable to William Blair, the assets managed by William Blair in the Global Portfolio will be aggregated with the assets managed by William Blair in the SP William Blair International Equity Portfolio, in the SP William Blair International Growth Portfolio, and in any other portfolio subadvised by William Blair on behalf of PI pursuant to substantially the same investment strategy.

The Prudential Series Fund, Inc.

SP T. Rowe Price Large-Cap Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and T. Rowe Price Associates, Inc. (T. Rowe Price or the Subadviser).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times, with respect to the management of such portion of the Fund’s portfolio delegated to it by Manager, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by all applicable laws, rules, and regulations, including, without limitation, those under the 1940 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board such information relating to the Subadviser’s services under this Agreement as reasonably requested by the Manager and the Board pursuant to applicable law within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy upon request of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission)

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund; provided, that Subadviser is given the opportunity to take all steps that are reasonably necessary to protect the disclosure of confidential information of its other clients. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio provided that the Fund’s custodian has furnished such proxy materials and other items requiring a vote in a timely fashion to the Subadviser, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager as may be required from time to time in valuing securities of the Fund for which market quotations are not “readily available” within the meaning of applicable Commission guidance, including the provision of information known to the Subadviser related to the securities being valued. Manager acknowledges that the Subadviser is not the Fund’s pricing agent,

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager in such form as mutually agreed upon by the Subadviser and Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund as applicable to its duties as subadviser. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach by the Subadviser of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to material violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics; provided that the Subadviser may take steps that are reasonably necessary to preserve the confidentiality of its employees’ personal financial information in providing such reports to the Fund or the Manager.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefore, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A no later than the fifteenth (15th) business day immediately following the end of each calendar month. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager. If this Agreement terminates before the end of any calendar month, the investment management fee for the period from the beginning of such month to the date of termination shall be prorated based on the full month in which such termination occurs. Manager will provide a worksheet with the monthly payment showing the average daily net assets and the calculation of the subadvisory fee.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement by the Fund with a successor Subadviser for all of the Fund’s assets.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 100 East Pratt Street, Baltimore, Maryland 21202.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell or recommend for purchase or sale, for the Fund any security which it, its affiliates, or employees may purchase or sell for the Subadviser’s account or such affiliates’ or employees’ own accounts or for the account of any other client of Subadviser.

10. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all Prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use such material if the Subadviser reasonably objects in writing after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery. The Manager will ensure that materials prepared by employees or agents of the Manager or its affiliates that refer to the Subadviser in any way are consistent with those materials previously approved by the Subadviser as referenced in this section.

11. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

12. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

13. This Agreement shall be governed by the laws of the State of New York.

14. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. All information, advice, board materials, reports and other materials furnished by one party to the other (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except to the Fund’s agents and except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders, or as may reasonably be requested by a regulator. In addition, Manager will take all steps reasonably necessary to ensure that their employees and affiliates who request portfolio information from Subadviser are appropriately authorized to receive such information under the Fund’s selective disclosure policies.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:
Title:

T. ROWE PRICE ASSOCIATES, INC.

By:	______________________________
Name:
Title:

SCHEDULE A

The Prudential Series Fund, Inc.

As compensation for services provided by T. Rowe Price Associates, Inc., Prudential Investments LLC will pay T. Rowe Price Associates, Inc. a fee on the net assets managed by T. Rowe Price Associates, Inc. that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP T. Rowe Price Large-Cap Growth	0.40% of average daily net assets to $250 million; 0.375% of average daily net assets from $250 million to $500 million; and 0.35% of average daily net assets over $500 million.[1]

Dated as of November 29, 2005.

_________________________

 For purposes of calculating the fee payable to T. Rowe Price, the assets of the SP T. Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price will be combined with the assets of the AST T. Rowe Price Large-Cap Growth Portfolio of American Skandia Trust managed by T. Rowe Price.

The Prudential Series Fund, Inc.

SP Small Cap Value Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 29th day of November, 2005 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Salomon Brothers Asset Management Inc (Salomon Brothers or the Subadviser), a Delaware corporation.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Prudential Series Fund, Inc., a Maryland corporation (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall provide investment management services to such portion of the Fund’s portfolio, including the purchase, retention and disposition of securities therein, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide investment advisory services for such portion of the Fund’s portfolio as the Manager shall direct, and the Subadviser shall have discretion without prior consultation with the Manager to determine, from time to time, what investments and securities will be purchased, retained or, sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall, act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund including any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), comply with the instructions and directions of the Manager and of the Board, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser, in a timely fashion, with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser)) in accordance with the Fund’s policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing best execution (which may not involve the most favorable commission). Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. In pursuing best execution, the Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager with information concerning portfolio transactions each day and such other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures in compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Commission or such other regulator having appropriate jurisdiction.

(d) The Subadviser shall furnish to the Manager copies of all records prepared in connection the maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with written policies and procedures adopted by the Subadviser, subject to such reporting and other requirements as shall be established by the Manager.

(f) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including the provision of information known to the Subadviser related to the securities being valued.

(g) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(h) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the Custodian). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

5.(a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

6. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time,all without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor Subadviser.

8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager: Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund: Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser: 399 Park Avenue, New York, New York 10022.

9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as may be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Without limiting the foregoing, the Manager acknowledges that the securities holdings of the Fund constitute information of value to the Subadviser, and agrees (1) not to use for any purpose, other than for the Manager or the Fund, or their agents, to supervise or monitor the Subadviser, the holdings or trade-related information of the Fund; and (2) not to disclose the Fund’s holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities, self-regulatory authorities, or a court of competent jurisdiction; (c) to the Board, counsel to the Board, counsel to the Fund, the independent accountants, and any other agent of the Fund; (d) as permitted by the Fund’s portfolio holdings disclosure policy; or (e) as otherwise agreed to by the parties in writing. Further, the Manager and Fund agree that information supplied by the Subaadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and Manager and Fund agree not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Fund, the independent accountants, and any other agent of the Fund; or (iv) as otherwise agreed to by the parties in writing.

11. It is understood that the names Salomon Brothers Asset Management Inc and Legg Mason, Inc. or any derivative of or logo associated with those names is the valuable property of the Subadviser or its affiliates and that the Fund and the Manager shall have the right to use such name (or derivative or logo), in the Fund’s prospectus, SAI and Registration Statement or other filings, forms or reports required under applicable state or federal securities, insurance, or other law, for so long as the Subadviser is a subadviser to the Fund, provided, however, that the Fund may continue to use the name of the portfolio manager(s) in its Registrations Statement and other documents to the extent deemed necessary by the Fund to comply with disclosure obligations under applicable law and regulation. Neither the Fund nor the Manager shall use the Subadviser’s or an affiliate’s name or logo in promotional or sales related materials prepared by or on behalf of the Manager or the Fund, without prior review and approval by the Subadviser, which may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Manager shall forthwith cease to use such names (and logos), except as provided for herein. Such materials may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment, confirmed email or hand delivery.

13. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

15. This Agreement shall be governed by the laws of the State of New York.

16. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:	______________________________
Name:
Title:

SALOMON BROTHERS ASSET MANAGEMENT INC.

By:	______________________________
Name:
Title:

SCHEDULE A

The Prudential Series Fund, Inc.

As compensation for services provided by Salomon Brothers Asset Management Inc., Prudential Investments LLC will pay Salomon Brothers Asset Management Inc. a fee on the net assets managed by Salomon Brothers Asset Management Inc. that is equal, on an annualized basis, to the following:

Portfolio Name	Advisory Fee
SP Small-Cap Value	0.40% of average daily net assets

Dated as of November 29, 2005.

EXHIBIT B

MANAGEMENT OF THE COMPANY

The Manager

Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Company’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006. Entry into the Management Agreement was necessitated by the Company’s reorganization from a Maryland corporation to a Delaware statutory trust.

The Management Agreement is substantially similar to a management agreement dated February 1, 2001 (the February 2001 Agreement), which was last approved by the Board of Directors of the predecessor to the Company, including a majority of the independent directors, on June 8, 2005. The February 2001 Agreement was last approved by contract owners on January 31, 2001.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of the Company, manages both the investment operations of the Company and the composition of the Company’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Company. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for the Company, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Company’s business affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by PFPC Trust Company (PFPC) and Bank of New York (BONY), the Company’s custodians, and Prudential Mutual Fund Services LLC (PMFS), the Company’s transfer and dividend disbursing agent. The management services of the Manager for the Company are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees, officers and employees who have been elected as Trustees or officers of the Company to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees, officers or employees of the Manager.

In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Company’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Company’s subadvisers;

(b) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company’s business, other than those assumed by the Company, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Manager was compensated by the Portfolios as of December 31, 2004 as follows:

Fund	Fee rate (as % of the Company’s average daily net assets)	Aggregate fees paid
Equity Portfolio	0.45%	$17,841,307
Global Portfolio	0.75%	$4,916,113
SP T. Rowe Price Large Cap Growth Portfolio	0.90%	$849,105
SP Small Cap Value Portfolio	0.90%	$2,765,394

Under the terms of the Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Company’s subadvisers, (c) the fees and certain expenses of the Company’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company and of pricing Company shares, (d) the charges and expenses of the Company’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of share certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC and qualifying the Company’s shares under state securities laws, including the preparation and printing of the Company’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Company, by vote of a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act) or by the Company, upon not more than 60 days’ nor less than 30 days’ written notice to the Company.

Information About PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Company:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc.,

Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Real Estate Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PI’s Officers

The business and other connections of PI’s principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Assistant Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

President (since April 1999) of Prudential Investment

Management Services LLC (PIMS); Director,

Executive Vice President and Chief Administrative

Officer (since May 2003) of American Skandia

Investment Services, Inc, American Skandia Advisory

Services, Inc., and American Skandia Fund Services,

Inc.; Executive Vice President (since March 1999) of

Prudential Mutual Fund Services LLC; formerly Senior

Vice President (March 1987-May 1999) of Prudential

Securities Incorporated (Prudential Securities); Vice

President and Director (since May 1989) and Treasurer

(since 1999) of the Asia Pacific Fund, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Executive Vice President, PI.
Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since

September 2004) of Prudential; Senior Vice President

and Assistant Secretary (since November 2004) of

Prudential Investments LLC; previously General

Counsel, Chief Compliance Officer, Chief Risk Officer

and Corporate Secretary (1997-2002) of Zurich

Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

The Distributor and Transfer Agent

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, a wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Funds by distributing Fund shares on a continuous basis. Pursuant to a distribution and service plan (the Plan) adopted under Rule 12b-1 under the Investment Company Act, the Funds bear the expenses of distribution and service fees paid to the Distributor with respect to Class II of the Equity Portfolio, Global Portfolio, SP T. Rowe Price Large-Cap Growth Portfolio and SP Small-Cap Value Portfolio. For the fiscal year ended December 31, 2004, Equity Portfolio paid $2,648 to PIMS for distributing Class II shares. Global Portfolio, SP T. Rowe Price Large-Cap Growth Portfolio and SP Small-Cap Value Portfolio did not pay any distribution and service fees to the Distributor.

The Company’s transfer agent for the year ended December 31, 2004 was Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. For its services as transfer agent, the Company pays to PMFS an annual fee of $125,000 and certain out of pocket expenses.

Administrator

The Company has entered into an administration agreement with PI with respect to Class II of each Portfolio. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II of each Portfolio. For the fiscal year ended December 31, 2004, Equity Portfolio paid $1,589 in administration fees to PI. Global Portfolio, SP T. Rowe Price Large-Cap Growth Portfolio and SP Small-Cap Value Portfolio did not pay any administration fees.

Brokerage

During the year ended December 31, 2004, the Portfolios paid the following brokerage commissions to affiliated broker dealers.

Fund	Aggregate Commissions	Prudential Equity Group/Wachovia Securities LLC	Other Affiliated Brokers
Equity Portfolio	5,507,616	$95,843 (1.74% of total commissions) (0.17% of total dollar amount of transactions)	n/a
Global Portfolio	$2,395,710	25,091 (1.05% of total commissions) (1.05% of total dollar amount of transactions)	n/a
SP T. Rowe Price Large Cap Growth	$38,335	$25 (0.07% of total commissions) (2.50% of total dollar amount of transactions	n/a
SP Small Cap Value Portfolio	$678,338	$774 (0.11% of total commissions) (less than .005% of total dollar amount of transactions)	Goldman Sachs Group: $8,900 (1.31% of total commissions) (1.31% of total dollar amount of transactions

Information about Other Subadvisers and Subadvisory Agreements

Subsequent to the termination of GEAM on December 2, 2005, the assets of the Equity Portfolio are allocated between Jennison and Salomon Brothers. The current subadvisory agreement with Jennison provides that the subadviser will be compensated at a rate equal to 0.225% of average daily net allocated assets. The current subadvisory agreement with Salomon Brothers provides that the subadviser will be compensated at a rate equal to 0.30% of average daily net allocated assets. For purposes of calculating the fee payable to Salomon Brothers, the assets of the Equity Portfolio managed by Salomon Brothers will be combined with the assets of the retail fund counterpart to the Equity Portfolio advised by PI and advised by Salomon Brothers. For the year ended December 31, 2005, the Manager, which compensates the subadvisers, paid $4,846,489.28 to Jennison and $2,091,610.21 to Salomon Brothers pursuant to the subadvisory agreement pertaining to the Equity Portfolio. The Manager made no other material payments to either Jennison or Salomon Brothers, or any affiliate thereof, in that year. The Board approved the subadvisory agreement with Salomon Brothers without shareholder approval pursuant to the Manager of Managers Order. Shareholders approved the subadvisory agreement with Jennison.

In addition to Salomon Brothers, SP Small-Cap Value Portfolio has a subadvisory agreement with GSAM, which provides that GSAM will be compensated at a rate equal to 0.50% of the first $500 million in average daily net assets and 0.45% for assets over $500 million. For purposes of calculating the fee payable to GSAM, the assets managed by GSAM in the SP Small Cap Value Portfolio will be aggregated with the assets managed by GSAM in the AST Goldman Sachs Small Cap Value Portfolio of American Skandia Trust and the SP Goldman Sachs Small Cap Value Portfolio of Strategic Partners Mutual Funds, Inc. In 2005, the Manager paid $1,827,999.03 to GSAM pursuant to the subadvisory agreement pertaining to the SP Small Cap Value Portfolio. The Manager made no other material payments to GSAM, or any affiliate thereof, in that year. The Board approved the subadvisory agreement with GSAM without shareholder approval pursuant to the Manager of Managers Order.

EXHIBIT C

OTHER FUNDS MANAGED BY WILLIAM BLAIR & COMPANY LLC

The following table sets forth information relating to the other registered investment company portfolios for which William Blair acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Global Portfolio.

Fund	Annual Management Fee* (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Strategic Partners International Growth Fund	0.30% on the first $500 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; 0.20% of average daily net assets over $1 billion.	$264,709,663
Strategic Partners William Blair International Growth Portfolio	0.30% on the first $500 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; 0.20% of average daily net assets over $1 billion.	$476,068,362
American Skandia Trust William Blair International Growth Portfolio	0.30% on the first $500 million of average daily net assets; 0.25% for the next $500 million of average daily net assets; 0.20% of average daily net assets over $1 billion.	$1,832,970,279

* The assets managed by William Blair in these Funds are aggregated for fee calculation purposes.

MANAGEMENT OF WILLIAM BLAIR & COMPANY LLC

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors with significant management responsibility at William Blair.

Name and Address*	Position with and Principal Occupation
George Greig	Principal, Portfolio Manager, Leader of the International Equity Team
David Merjan	Principal, Portfolio Manager
Jeffrey Urbina	Principal, Portfolio Manager
Todd McClone	Principal, Portfolio Manager

*The address of each person is 222 W. Adams Street, Chicago, IL 60606.

OTHER FUNDS MANAGED BY LSV ASSET MANAGEMENT

The following table sets forth information relating to the other registered investment company portfolios for which LSV acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Global Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
DIA International Equity Portfolio	0.45% of the first $100 million; 0.40% of the next $100 million; 0.37% of the next $400 million; 0.35% of the next $200 million and 0.33 % of any amount in excess of $800 million	$1.066 billion
MTB International Equity Fund	0.49% on all assets	$37.5 million
Wells Fargo International Equity Fund	0.35% of the first $150 million; 0.40% of the next $350 million; 0.35% of the next $250 million; 0.325% of the next $250 million; and 0.30% of any amount in excess of $1 billion	$230 million
Wells Fargo International Value Portfolio	0.35% of the first $150 million; 0.40% of the next $350 million; 0.35% of the next $250 million; 0.325% of the next $250 million; and 0.30% of any amount in excess of $1 billion	$163 million
AST LSV International Value Portfolio	0.45% of the first $150 million; 0.425% of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$253 million
SP Growth Allocation Portfolio	0.45% of the first $150 million; 0.425% basis points of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$34 million
Target International Equity Portfolio	0.45% of the first $150 million; 0.425% of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$114 million

SP International Value Portfolio	0.45% of the first $150 million; 0.425% of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$131 million
SP Moderate Allocation Portfolio	0.45% of the first $150 million; 0.425% of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$35 million
SP LSV International Value Portfolio	0.45% of the first $150 million; 0.425% of the next $150 million; 0.40% of the next $150 million; 0.375% of the next $300 million; and 0.35% of any amount in excess of $750 million	$389 million

MANAGEMENT OF LSV

The table below lists the name, address, and principal occupation during the past five years for the principal executive officers and directors at LSV.

Name and Address*	Position with and Principal Occupation**
Josef Lakonishok	Partner, Chief Executive Officer and Portfolio Manager
Robert Vishny	Partner and Portfolio Manager
Menno Vermeulen	Partner, Portfolio Manager and Senior Quantitative Analyst
Christopher LaCroix, 169 East Avenue, Norwalk, CT 06851	Partner and Managing Director of New Business Development
Tremaine Atkinson	Partner, Chief Operating Officer and Chief Compliance Officer

*The address of each person, unless otherwise indicated, is 1 North Wacker Drive, Chicago, Illinois 60606.

The five general partners which have the largest ownership interest in LSV are Lakonishok Corp., Vishny Corp., Menno LLC and Lacroix LLC, each of which is controlled by one of the above named officers of LSV, and SEI Funds, Inc., which is a Delaware corporation. The business address of SEI Funds, Inc. is 1 Freedom Valley Road, Oaks, Pennsylvania, 19456. SEI Funds, Inc. is a wholly-owned subsidiary of SEI Investments Company, a publicly traded company.

** All five partners are members of LSV’s executive management committee.

OTHER FUNDS MANAGED BY MARSICO         CAPITAL MANAGEMENT LLC

The following table sets forth information relating to the other registered investment company portfolios for which Marsico acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Global Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Marsico Growth Fund	0.75%	$2,278.3 million
Columbia Marsico Growth; Z	0.75%	$3,768.1 million
Strategic Partners Cap Growth; L	0.95%	$645.8 million
AXA Enterprise: Capital Allocation; A	0.73%	$399.8 million
USAA Aggressive Growth	0.40% base/0.37% after performance	$1,145.2 million
Transamerica IDEX: Marsico Growth;A	.080%	$144.6 million

MANAGEMENT OF MARSICO CAPITAL MANAGEMENT LLC

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers and directors of Marsico.

Name and Address*	Position with and Principal Occupation
Thomas F. Marsico	Chief Executive Officer
Christopher J. Marsico	President and Director
James G. Gendelman	Senior Analyst and Portfolio Manager
Christie L. Austin	Executive Vice President Administration
Mary L. Watson	Executive Vice President and Chief Operations Officer
Thomas M.J. Kerwin	Executive Vice President and General Counsel
Kenneth Johnson	Executive Vice President and Director of Marketing and Client Services
Kelly A. Reed-Clare	Vice President of Marketing and Client Services
Corydon J. Gilchrist	Senior Analyst and Portfolio Manager
Steven R. Carlson	Executive Vice President, CFO, Treasurer and CCO

*The address of each person is 1200 Seventeenth Street, Suite 1600, Denver, CO 80202.

OTHER FUNDS MANAGED BY T. ROWE PRICE ASSOCIATES, INC.

The following table sets forth information relating to the other registered investment company portfolios for which T. Rowe Price acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Global Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Strategic Partners Equity Income Fund	0.40% on assets up to $250 million; 0.375% on next $250 million; 0.35% on assets above $500 million	$150, 344, 124

The following table sets forth information relating to the other registered investment company portfolios for which T. Rowe Price acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of SP T. Rowe Price Large-Cap Growth Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
American Skandia Trust T. Rowe Price Large Cap Growth Portfolio	0.40% on assets up to $250 million; 0.375% on next $250 million; 0.35% on assets above $500 million(1)	$336,610.360
T. Rowe Price Institutional Large Cap Growth Fund	0.55%	$204,605,627
Principal Investors Fund, Inc. Partners Large Cap Growth Fund	0.40% on assets up to $250 million; 0.375% on next $250 million; 0.35% on assets above $500 million(2)	$1,011,344,349
Principal Variable Contracts Fund, Inc. Equity Growth Series	0.40% on assets up to $250 million; 0.375% on next $250 million; 0.35% on assets above $500 million(2)	$274,128,847

(1) For purposes of calculating the fee payable to T. Rowe Price the assets of the SP T. Rowe Price Large-Cap Growth Portfolio managed by T. Rowe Price are combined with the assets of the AST T. Rowe Price Large-Cap Growth Portfolio of American Skandia Trust managed by T. Rowe Price.

(2) T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0 – 10% of the total subadvisory fees.

MANAGEMENT OF T.ROWE PRICE ASSOCIATES, INC.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers and directors of T. Rowe Price.

Name and Address*	Position with and Principal Occupation
Edward C. Bernard	Director
James A.C. Kennedy	Director
Mary J. Miller	Director
George A. Roche	Director and President
Brian C. Rogers	Director and Chief Investment Officer
David J.L. Warren	Director
Kenneth V. Moreland	Chief Financial Officer
John R. Gilner	Chief Compliance Officer

*The address of each person is 100 East Pratt Street, Baltimore, MD 21202. George Roche, Ed Bernard, Jim Kennedy, Mary Miller, Brian Rogers and David Warren make up the Executive Management

Committee. Mr. Roche serves as Chairman.

OTHER FUNDS MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT, INC.

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of SP Small-Cap Value Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Season Series Small Cap Portfolio	.50%	$42.2 million
John Hancock Special Value Trust	0.50%	$49.7 million
John Hancock Special Value Fund II	0.50%	$102.5 million
Smith Barney Small Cap Value Fund	0.75%	$739.1 million

The following table sets forth information relating to the other registered investment company portfolios for which Salomon Brothers acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of Equity Portfolio.

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 12/31/05
Salomon Brothers Growth & Income Fund	0.65%	$972.1 million
Greenwich Street Series Growth & Income	0.65%	$ 11.1

MANAGEMENT OF SALOMON BROTHERS ASSET MANAGEMENT, INC.

The table below lists the name, address, position and principal occupation during the past five years for the principal executive officers and directors of Salomon Brothers.

Name and Address*	Position with and Principal Occupation
Peter J. Wilby	Director
Michael F. Rosenbaum	General Counsel- Citigroup Asset Management
Evan L. Merberg	Director
Michael Even	Director
Barbara Manning	Chief Compliance Officer
Legg Mason, Inc., 100 Light Street, Baltimore, MD 21202	Sole Member

*The address of each person, unless otherwise indicated is 399 Park Avenue, New York, NY 10022.

EXHIBIT D

SHAREHOLDER INFORMATION

As of February 17, 2006 the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

As of February 17, 2006 the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of February 17, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Fund were as follows:

Equity Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount of Outstanding Shares	Amount and Nature of Beneficial Ownership	Percent of Class
I	PRU PVAL60 Attn: M. Osteronic/T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	34,749,971	20.22%
I	PLAZ VAL Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	27,220,119	15.84%
I	PRU PVAL90 Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	25,430,648	14.80%
I	PRU PDISC Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	9,850,089	5.73%
I	VCA 24 Attn: J. Salvati 30 Scranton Office Park, Scranton, PA 18507	171,868,784.706	10,030,014	5.84%
I	PRU QVIP Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	17,093,869	9.95%
I	PLAZ DISCB Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	171,868,784.706	12,153,370	9.95%

II	First Great West Life & Annuity 8515 E. Orchard Road 2t2	90,783.273	26,908	29.64%
II	Great West Life & Annuity 8515 E. Orchard Road 2t2	90,783.273	63.874	70.36%

Global Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount of Outstanding Shares	Amount and Nature of Beneficial Ownership	Percent of Class
I	PRU PVAL60 Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	12,160,069	28.32%
I	PLAZ DISCB Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	3,939,629	9.18%
I	PRU QVIP Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	4,298,867	10.01%
I	VCA 24 Attn: J. Salvati 30 Scranton Office Park, Scranton, PA 18507	42,937,444.546	3,160,011	7.36%
I	PRU PVAL90 Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	3,413,140	7.95%
I	PRU PDISC Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	3,653,087	8.51%
I	PLAZ VAL Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	42,937,444.546	2,592,661	6.04%

SP T. Rowe Price Large-Cap Growth Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount of Outstanding Shares	Amount and Nature of Beneficial Ownership	Percent of Class
I	SPAO Enhanced III Rollop/Step Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	9,683,804.954	1,110,022	11.46%
I	SPAO Enhanced III Base Bonus (SPHB1) Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	9,683,804.954	843,567	8.71%
I	PLAZ SPSEL Attn: James Dell’Omo & Valerie Simpson 213 Washington St, Newark, NJ 07102	9,683,804.954	632,810	6.53%
I	PLAZ VULII Attn: M. Osteronic/ T. Rescigno 213 Washington St Newark, NJ 07102	9,683,804.954	844,306	8.72%
I	Strategic Partners Non-Exchange 1 Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	9,683,804.954	560,581	5.79%
I	Strategic Partners Non-Exchange 2 Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	9,683,804.954	587,172	6.06%
I	Strategic Partners Non-Exchange 3 Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	9,683,804.954	720,840	7.44%

SP Small-Cap Value Portfolio

Title of Class	Name and Address of Beneficial Owner	Amount of Outstanding Shares	Amount and Nature of Beneficial Ownership	Percent of Class
I	SPAO Enhanced III Rollop/Step Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	24,233,983.471	2,095,923	8.65%
I	SP Balanced Asset Allocation Portfolio Attn: Jeff Scarbel 100 Mulberry St, Gateway Ctr 3, Newark, NJ 07102	24,233,983.471	1,433,791	5.92%
I	SP Growth Asset Allocation Portfolio Attn: Jeff Scarbel 100 Mulberry St, Gateway Ctr 3, Newark, NJ 07102	24,233,983.471	2,130,205	8.79%
I	SPAO Enhance III Base Bonus (SPHB1) Attn: Valerie Simpson 213 Washington Ave, 7th Floor, Newark, NJ 07102	24,233,983.471	1,873,622.679	7.73%
I	PLAZ SPSEL Attn: ;James Dell’Omo & Valerie Simpson 213 Washington St Newark, NJ 07102`	24,233,983.471	1,432,650	5.91%
I	PLAZ VUL II Attn: M. Osteronic/T. Rescigno 213 Washington St Newark, NJ 07102	24,233,983.471	1,569,191	6.48%
I	PLAZ DISCB Attn: M. Osteronic/T. Rescigno 213 Washington St Newark, NJ 07102	24,233,983.471	1,953,880	8.06%

D-4